o ZTIFI P-1

                         SUPPLEMENT DATED JULY 21, 1999
                              TO THE PROSPECTUS OF
                       TEMPLETON INSTITUTIONAL FUNDS, INC.
                                dated May 1, 1999


On July 21, 1999, Templeton Institutional Funds, Inc.'s Board of Directors approved a proposal to merge the Growth Series into Templeton Growth Fund, Inc., subject to shareholder approval. Templeton Growth Fund, Inc.'s Board of Directors also approved the merger. The investment goal of both the Growth Series and Templeton Growth Fund, Inc. is long-term capital growth. This goal is fundamental, which means that it may not be changed without shareholder approval. The Boards believe this proposed merger will benefit shareholders.

It is anticipated that this summer shareholders of Growth Series will receive a proxy and proxy statement requesting their votes on the merger.

Growth Series will be closed to new investors after the close of business on August 10, 1999. If you are a shareholder of record as of the close of business on August 10, 1999, you may continue to add to your account, subject to your applicable minimum additional investment amount, or buy additional shares through reinvestment of dividend or capital gain distributions until the merger is approved by Growth Series' shareholders. If the merger is approved by Growth Series' shareholders, the Growth Series will also be closed to purchases by existing shareholders, except through the reinvestment of dividend or capital gain distributions or through established automatic investment plans, including automatic salary deferrals through defined contribution plans.

Although you may redeem your shares, please keep in mind that if you sell all the shares in your account after August 10, 1999, your account will be closed and you will not be allowed to buy additional shares of Growth Series or to reopen your account in the Growth Series. If you sell your shares in the fund, you may reinvest some or all of the proceeds in most of the other Franklin Templeton Funds within 365 days without an initial sales charge.

                Please keep this supplement for future reference.